EXHIBIT 99.2

DTE Energy®

4Q 2013

Supplemental Financial Information

DTE Energy Company
Consolidated Statements of Financial Position

	December 31,
	2013	2012
	(In millions)
ASSETS
Current Assets
Cash and cash equivalents	$52	$65
Restricted cash, principally Securitization	123	122
Accounts receivable (less allowance for doubtful accounts of $55 and $62, respectively)
Customer	1,542	1,336
Other	127	126
Inventories
Fuel and gas	363	527
Materials and supplies	265	234
Derivative assets	99	108
Regulatory assets	26	182
Other	209	215
	2,806	2,915
Investments
Nuclear decommissioning trust funds	1,191	1,037
Other	603	554
	1,794	1,591
Property
Property, plant and equipment	25,123	23,631
Less accumulated depreciation, depletion and amortization	(9,323)	(8,947)
	15,800	14,684
Other Assets
Goodwill	2,018	2,018
Regulatory assets	2,837	4,235
Securitized regulatory assets	231	413
Intangible assets	122	135
Notes receivable	102	112
Derivative assets	27	39
Other	198	197
	5,535	7,149
Total Assets	$25,935	$26,339

DTE Energy Company
Consolidated Statements of Financial Position — (Continued)

	December 31,
	2013	2012
	(In millions, except shares)
LIABILITIES AND EQUITY
Current Liabilities
Accounts payable	$962	$848
Accrued interest	90	93
Dividends payable	116	107
Short-term borrowings	131	240
Current portion long-term debt, including capital leases	898	817
Derivative liabilities	195	125
Regulatory liabilities	302	89
Other	495	449
	3,189	2,768
Long-Term Debt (net of current portion)
Mortgage bonds, notes and other	6,618	6,220
Securitization bonds	105	302
Junior subordinated debentures	480	480
Capital lease obligations	11	12
	7,214	7,014
Other Liabilities
Deferred income taxes	3,321	3,191
Regulatory liabilities	862	1,031
Asset retirement obligations	1,827	1,719
Unamortized investment tax credit	47	56
Derivative liabilities	43	26
Accrued pension liability	653	1,498
Accrued postretirement liability	350	1,160
Nuclear decommissioning	178	159
Other	297	306
	7,578	9,146
Commitments and Contingencies
Equity
Common stock, without par value, 400,000,000 shares authorized, 177,087,230 and 172,351,680 shares issued and outstanding, respectively	3,907	3,587
Retained earnings	4,150	3,944
Accumulated other comprehensive loss	(136)	(158)
Total DTE Energy Company Equity	7,921	7,373
Noncontrolling interests	33	38
Total Equity	7,954	7,411
Total Liabilities and Equity	$25,935	$26,339

DTE Energy Company
Consolidated Statements of Cash Flows

	Year Ended December 31,
	2013	2012	2011
	(In millions)
Operating Activities
Net income	$668	$618	$720
Adjustments to reconcile net income to net cash from operating activities:
Depreciation, depletion and amortization	1,094	1,018	995
Nuclear fuel amortization	38	29	46
Allowance for equity funds used during construction	(15)	(13)	(6)
Deferred income taxes	164	47	220
Loss on sale of non-utility business	—	83	—
Asset (gains) and losses, reserves and impairments, net	(8)	1	(21)
Changes in assets and liabilities:
Accounts receivable, net	(154)	52	71
Inventories	123	35	(129)
Accounts payable	14	40	(23)
Derivative assets and liabilities	107	53	(94)
Accrued pension obligation	(644)	280	432
Accrued postretirement obligation	(526)	(323)	209
Regulatory assets and liabilities	1,269	278	(662)
Other assets	(24)	55	44
Other liabilities	48	(44)	206
Net cash from operating activities	2,154	2,209	2,008
Investing Activities
Plant and equipment expenditures — utility	(1,534)	(1,451)	(1,382)
Plant and equipment expenditures — non-utility	(342)	(369)	(102)
Proceeds from sale of non-utility business	—	255	—
Proceeds from sale of assets	36	38	18
Restricted cash for debt redemption, principally Securitization	(1)	2	(5)
Acquisition, net of cash acquired	—	(198)	—
Proceeds from sale of nuclear decommissioning trust fund assets	1,118	759	833
Investment in nuclear decommissioning trust funds	(1,134)	(764)	(850)
Other	(49)	(41)	(72)
Net cash used for investing activities	(1,906)	(1,769)	(1,560)
Financing Activities
Issuance of long-term debt, net of issuance costs	1,234	759	1,179
Redemption of long-term debt	(961)	(639)	(1,455)
Short-term borrowings, net	(109)	(179)	269
Issuance of common stock	39	39	—
Repurchase of common stock	—	—	(18)
Dividends on common stock	(445)	(407)	(389)
Other	(19)	(16)	(31)
Net cash used for financing activities	(261)	(443)	(445)
Net Increase (Decrease) in Cash and Cash Equivalents	(13)	(3)	3
Cash and Cash Equivalents at Beginning of Period	65	68	65
Cash and Cash Equivalents at End of Period	$52	$65	$68

DTE Electric Company
Consolidated Statements of Operations

	Year Ended December 31,
	2013	2012	2011
	(In millions)
Operating Revenues	$5,197	$5,291	$5,152
Operating Expenses
Fuel and purchased power	1,668	1,758	1,716
Operation and maintenance	1,376	1,429	1,369
Depreciation and amortization	896	822	813
Taxes other than income	260	256	240
Asset (gains) losses and reserves, net	(3)	(2)	12
	4,197	4,263	4,150
Operating Income	1,000	1,028	1,002
Other (Income) and Deductions
Interest expense	268	272	289
Interest income	—	(1)	—
Other income	(54)	(53)	(47)
Other expenses	45	42	56
	259	260	298
Income Before Income Taxes	741	768	704
Income Tax Expense	254	282	267
Net Income	$487	$486	$437

DTE Gas Company
Consolidated Statements of Operations

	Year Ended December 31,
	2013	2012	2011
	(In millions)
Operating Revenues	$1,448	$1,293	$1,483
Operating Expenses
Cost of gas	607	536	729
Operation and maintenance	423	380	390
Depreciation and amortization	95	92	89
Taxes other than income	56	53	53
	1,181	1,061	1,261
Operating Income	267	232	222
Other (Income) and Deductions
Interest expense	58	59	63
Interest income	(7)	(7)	(7)
Other income	(9)	(9)	(7)
Other expenses	7	25	5
	49	68	54
Income Before Income Taxes	218	164	168
Income Tax Expense	77	50	59
Net Income	$141	$114	$109

DTE Energy Debt/Equity Calculation
As of December 31, 2013
($ millions)

Short-term borrowings	$131
Current portion of long-term debt, including capital leases	898
Mortgage bonds, notes and other	6,618
Securitization bonds, excluding current portion	105
Capital lease obligations	11
Other adjustments	192
less Securitization bonds, including current portion	(302)
50% Junior Subordinated Debentures	240
Total debt	7,893

50% Junior Subordinated Debentures	240
Common equity	7,954
Total adjusted equity	8,194

Total capitalization	$16,087

Debt	49.1%
Adjusted equity	50.9%

Total	100%

Sales Analysis - Q4 2013

Electric Sales - DTE Electric Service Area (GWh)				Electric Billings - DTE Electric Service Area (000s)

	Q4 2013	Q4 2012	% Change		Q4 2013	Q4 2012	% Change
Residential	3,673	3,486	5%	Residential	$566,727	$530,776	7%
Commercial	4,076	4,099	(1)%	Commercial	455,874	461,966	(1)%
Industrial	2,557	2,344	9%	Industrial	197,806	187,118	6%
Other	241	241	—%	Other	26,552	26,153	2%
	10,547	10,170	4%		$1,246,959	$1,206,013	3%
Choice	1,260	1,258	—%	Choice	23,704	23,829	(1)%
TOTAL SALES	11,807	11,428	3%	TOTAL REVENUES	$1,270,663	$1,229,842	3%

Gas Sales - DTE Gas Service Area (MMcf)				Gas Billings - DTE Gas Service Area (000s)

	Q4 2013	Q4 2012	% Change		Q4 2013	Q4 2012	% Change
Residential	33,756	28,985	16%	Residential	$273,728	$252,950	8%
Commercial	7,441	6,188	20%	Commercial	58,572	52,771	11%
Industrial	160	166	(4)%	Industrial	1,163	1,290	(10)%
	41,357	35,339	17%		$333,463	$307,011	9%
End User Transportation*	45,791	41,829	9%	End User Transportation*	62,006	60,805	2%
TOTAL SALES	87,148	77,168	13%	TOTAL REVENUES	$395,469	$367,816	8%
________________				________________
* Includes choice customers				* Includes choice customers

Weather

Cooling Degree Days				Heating Degree Days
DTE Electric service territory				DTE Gas service territory
	Q4 2013	Q4 2012	% Change		Q4 2013	Q4 2012	% Change
Actuals	—	—	—%	Actuals	2,427	2,088	16%
Normal	—	—		Normal	2,187	2,208
Deviation from normal	—%	—%		Deviation from normal	11%	(5)%

Earnings Impact of Weather
Variance from normal weather ($ millions, after-tax)
	Q4 2013	Q4 2012
DTE Electric	$5	$(5)
DTE Gas	11	(3)

Sales Analysis - YTD December 31, 2013

Electric Sales - DTE Electric Service Area (GWh)				Electric Billings - DTE Electric Service Area (000s)

	YTD 2013	YTD 2012	% Change		YTD 2013	YTD 2012	% Change
Residential	15,273	15,666	(3)%	Residential	$2,350,798	$2,354,092	—%
Commercial	16,661	16,832	(1)%	Commercial	1,883,144	1,897,868	(1)%
Industrial	10,303	9,989	3%	Industrial	798,650	783,668	2%
Other	942	958	(2)%	Other	107,571	105,863	2%
	43,179	43,445	(1)%		$5,140,163	$5,141,491	—%
Choice	5,200	5,197	—%	Choice	96,735	92,138	5%
TOTAL SALES	48,379	48,642	(1)%	TOTAL REVENUES	$5,236,898	$5,233,629	—%

Gas Sales - DTE Gas Service Area (MMcf)				Gas Billings - DTE Gas Service Area (000s)

	YTD 2013	YTD 2012	% Change		YTD 2013	YTD 2012	% Change
Residential	102,176	82,990	23%	Residential	$868,176	$769,446	13%
Commercial	22,421	18,484	21%	Commercial	186,338	163,512	14%
Industrial	575	885	(35)%	Industrial	4,254	6,966	(39)%
	125,172	102,359	22%		$1,058,768	$939,924	13%
End User Transportation*	157,322	156,637	—%	End User Transportation*	223,668	207,301	8%
TOTAL SALES	282,494	258,996	9%	TOTAL REVENUES	$1,282,436	$1,147,225	12%
________________				________________
* Includes choice customers				* Includes choice customers

Weather

Cooling Degree Days				Heating Degree Days
DTE Electric service territory				DTE Gas service territory
	YTD 2013	YTD 2012	% Change		YTD 2013	YTD 2012	% Change
Actuals	865	1,123	(23)%	Actuals	6,616	5,410	22%
Normal	803	736		Normal	6,207	6,339
Deviation from normal	8%	53%		Deviation from normal	7%	(15)%

Earnings Impact of Weather
Variance from normal weather ($ millions, after-tax)
	YTD 2013	YTD 2012
DTE Electric	$4	$45
DTE Gas	19	(28)

DTE Electric Temperature Normal Sales Analysis - YTD December 31, 2013

Temperature Normal Electric Sales - DTE Electric Service Area (GWh)				Temperature Normal Electric Sales - DTE Electric Service Area (Includes Electric Choice) (GWh)

	YTD 2013	YTD 2012	% Change		YTD 2013	YTD 2012	% Change
Residential	15,248	15,061	1%	Residential	15,249	15,062	1%
Commercial	16,682	16,428	2%	Commercial	19,800	19,573	1%
Industrial	10,305	9,946	4%	Industrial	12,388	11,909	4%
Other	942	958	(2)%	Other	942	958	(2)%
	43,177	42,393	2%	TOTAL SALES	48,379	47,502	2%
Choice	5,202	5,109	2%
TOTAL SALES	48,379	47,502	2%